Exhibit 32

                              CERTIFICATION OF THE
           PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     I, Eric Johnson, the CEO of Aegis Assessments, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Aegis Assessments, Inc. on Form 10-QSB for the quarter ended October 31, 2004 fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-QSB fairly presents in all material respects the financial condition and results of operations of Aegis Assessments, Inc.

         Date: Dec. 16, 2004            /s/ Eric Johnson
                                        -----------------------
                                        Eric Johnson
                                        Chief Executive Officer


     I, David Smith, the CFO of Aegis Assessments, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Aegis Assessments, Inc. on Form 10-QSB for the quarter ended October 31, 2004 fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-QSB fairly presents in all material respects the financial condition and results of operations of Aegis Assessments, Inc.


         Date: Dec. 16, 2004             /s/ David Smith
                                        ------------------------
                                        David Smith
                                        Chief Financial Officer


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